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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               -------------------




                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 1, 2002



                               -------------------




                                   NAHC, INC.
             (Exact name of Registrant as specified in its charter)



          Delaware                      1-10875                13-3247827
      (State or other           (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

             1018 W. Ninth Avenue
           King of Prussia, PA 19406                        19406
             (Address of principal                        (Zip code)
              executive offices)

       Registrant's telephone number, including area code: (610) 992-7450

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




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ITEM 5. OTHER EVENTS.

     On Monday February 1, 2002, a Pennsylvania court authorized state insurance regulators to liquidate PHICO Insurance Co., our professional liability insurer. Management is currently assessing the effect of the PHICO liquidation on the Company.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     None




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     NAHC, Inc.
                                     (Registrant)



                                     By:    /S/ DAVID R. BURT
                                            ------------------------------------
                                     Name:  David R. Burt
                                     Title: Chief Executive Officer, President,
                                            Secretary and Treasurer


                                            Date: February 6, 2002